UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 17, 2020

AVNET, INC.
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name or former address, if changed since last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

On November 17, 2020, Avnet, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (“Annual Meeting”). The three proposals submitted to a vote of the shareholders are described in the Company’s Proxy Statement in connection with the Annual Meeting. As of September 18, 2020, the record date, there were a total of 98,836,102 shares of common stock outstanding and entitled to vote at the Annual Meeting. Of the common stock entitled to vote, 92,585,553, or approximately 93.67% of the common stock, were represented in person or by proxy, which constituted a quorum under the Company’s By-Laws. Set forth below is a brief description of each matter voted on at the Annual Meeting, how the votes were cast and the final voting results with respect to each such matter.

Proposal 1 – The election of ten directors to serve on the Board of Directors until the next annual meeting and until their successors have been elected and qualified.

Director Nominees	For	Against	Abstain	Broker Non-Votes
Rodney C. Adkins	82,801,049	5,450,215	74,583	4,259,706
Carlo Bozotti	87,407,198	842,230	76,419	4,259,706
Michael A. Bradley	87,384,497	858,992	82,358	4,259,706
Brenda L. Freeman	87,402,804	846,046	76,997	4,259,706
Jo Ann Jenkins	87,087,192	1,158,905	79,750	4,259,706
Oleg Khaykin	87,407,090	839,112	79,645	4,259,706
James A. Lawrence	86,745,128	1,502,937	77,782	4,259,706
Avid Modjtabai	87,087,531	1,159,254	79,062	4,259,706
Adalio T. Sanchez	87,655,259	588,815	81,733	4,259,706
William H. Schumann III	87,824,773	424,000	77,074	4,259,706

The shareholders elected all ten of the director nominees.

Proposal 2 – To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
84,660,966	3,564,253	100,628	4,259,706

The shareholders approved on a non-binding advisory basis executive compensation.

Proposal 3 – To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 3, 2021.

For	Against	Abstain
91,094,654	1,427,845	63,054

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2020	AVNET, INC.

	By:	/s/ Thomas Liguori
Name: Thomas Liguori
Title: Chief Financial Officer